UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Fitzwilliam Street Upper, Dublin 2 Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 443 4604

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD. Disclosure.

On May 11, 2017, representatives of Artelo Biosciences, Inc. (the “Company”) began making presentations to potential investors using slides containing the information attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”) and incorporated by reference herein. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to potential investors and others at talks to be held on May 11 and May 12 in London and Dublin, respectively.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibit) does not constitute an offer to sell or a solicitation of an offer to purchase any securities of the Company and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements reflect views and assumptions regarding expectations and projections about future events and are based on currently available information. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” and “believes,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income/(loss), earnings per share and other measures of results of operations and the prospects for future growth of the Company’s business. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.

Actual results and the timing and outcome of events may differ materially from those expressed or implied in these forward-looking statements for a variety of reasons, including, but not limited to: an increasingly competitive global environment; risks related to the Company’s industry; the results of the Company’s sponsored research; the Company’s failure to comply with current laws, rules and regulations, or changes to such laws, rules and regulations; volatility in the Company’s stock price; liquidity constraints or the Company’s inability to access the capital markets when necessary or desirable; risks related to actions taken by the Company’s business partners and third party service providers; the Company’s failure to protect its intellectual property or proprietary information from copying or use by others; and other risks detailed in the Company’s public filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on the Company’s business, financial condition and results of operations. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Current Report on Form 8-K may not in fact occur. Accordingly, the reader should not place undue reliance on those statements. Except as required by law, the Company undertakes no obligation, and does not intend, to publicly or otherwise update or revise any forward-looking statement or other statement in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results express or implied by these forward-looking statements will not be realized.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

By:	/s/ Gregory Gorgas
Gregory Gorgas
President & CEO

Date:	May 16, 2017

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